Exhibit 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with this Annual Report on Form 10-K of Lehigh Gas Partners LP (the "Partnership") for the year ended December 31, 2012, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark L. Miller, Chief Financial Officer of Lehigh Gas GP LLC, the general partner of the Partnership, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002 that, to my knowledge:

  (1)
  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

  (2)
  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: March 28, 2013

/s/ MARK L. MILLER Mark L. Miller Chief Financial Officer Lehigh Gas GP LLC (as general partner of Lehigh Gas Partners LP)